ALEXANDER & BALDWIN, INC. DEFERRED COMPENSATION PLAN
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                                AMENDMENT NO. 3
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     The Alexander & Baldwin, Inc. Deferred Compensation Plan, effective
August 25, 1994, is hereby amended, effective as of October 25, 2000, as follows:

     1. Section II is hereby amended by replacing the definition of "Change in Control" in its entirety with the following:

      "Change in Control shall mean a change in control of the Company of a
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     nature that would be required to be reported in response to Item 6(e)
     of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), whether or not the Company in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if:

            (i) any "person" (defined, for purposes of Section IX hereinbelow, as such term is used in Sections 13(d) and 14(d) of the 1934 Act) is or becomes the "beneficial owner" (defined, for purposes of Section IX hereinbelow, as defined in Rule 13d-3 under the 1934
     Act), directly or indirectly, of securities of the Company repre-senting 35% or more of the combined voting power of the Company's then outstanding securities;

           (ii)  at least a majority of the Board ceases to consist of
     (a) individuals who have served continuously on the Board since January 1, 2000 and (b) new directors (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then still in office who shall at that time have served continuously on the Board since January 1, 2000 or whose election or nomination was previously so approved;

          (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (a) a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or any parent thereof or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 35% or more of the combined voting power of the Company's then outstanding securities; or

           (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or sub-stantially all of the Company's assets, other than a sale or disposi-tion by the Company of all or substantially all of the Company's assets to an entity at least a majority of the board of directors of which or of any parent thereof is comprised of individuals who com-prised the Board immediately prior to such sale or disposition.

     Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions."

     2. Except as modified by this Amendment No. 3, all terms and provisions of the Alexander & Baldwin, Inc. Deferred Compensation Plan shall continue in full force and effect.

     IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused its authorized officers to affix the corporate name and seal hereto this 25th day of October, 2000.


                                    ALEXANDER & BALDWIN, INC.

                                    By /s/ John F. Gasher
                                       Its Vice President


                                    By /s/ Alyson J. Nakamura
                                       Its Secretary